UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island  02903

(Address of principal executive offices, including zip code)

(401) 421-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On September 21, 2011, Textron Inc. (the “Company”) issued and sold $250,000,000 principal amount of its 4.625% notes due 2016 (the “2016 Notes”) and $250,000,000 principal amount of its 5.950% notes due 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Offered Notes”) pursuant to the Company’s Registration Statement on Form S-3 (No. 333-175886), including the related Prospectus dated July 29, 2011, as supplemented by the Prospectus Supplement dated September 14, 2011.  The exhibits to this Current Report on Form 8-K are hereby incorporated by reference in such Registration Statement.

As disclosed in the Company Current Report on Form 8-K dated September 14, 2011, the Company announced the commencement on that date of a cash tender offer for any and all of its outstanding 4.50% convertible senior notes due 2013 (the “Convertible Notes”), upon the terms and subject to the conditions set forth in an offer to purchase dated September 14, 2011 and the related letter of transmittal (the “Offer”). The Offer will expire at 12:00 midnight, New York City time, on Wednesday, October 12, 2011 (the “Expiration Date”), unless the Offer is extended or earlier terminated by the Company. The terms of the Offer provide that the issuance by the Company of at least $600,000,000 of its unsecured senior debt securities on or prior to the Expiration Date would be a condition to the Offer (the “New Notes Condition”). As a result of the issuance and sale of the Offered Notes in an aggregate principal of $500,000,000, the Company will waive the New Notes Condition. The Company intends to use a combination of cash on hand and proceeds from the issuance of the Offered Notes to pay for all Convertible Notes that it purchases in the Offer.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:

1.1           Underwriting Agreement dated September 14, 2011 between the Company and the underwriters named therein, for whom Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC acted as representatives, relating to the offer and sale of the Offered Notes, including Underwriting Agreement Standard Provisions (Debt) dated September 14, 2011.

4.1           Form of Global Note for the 2016 Notes.

4.2           Form of Global Note for the 2021 Notes.

4.3           Officers’ Certificate dated September 21, 2011 establishing the Offered Notes pursuant to the Indenture.

5.1           Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Offered Notes issued by the Company.

23.1         Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

/s/ Mary F. Lovejoy
Name: Mary F. Lovejoy
Title: Vice President and Treasurer

Date: September 21, 2011

Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement dated September 14, 2011 between the Company and the underwriters named therein, for whom Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC acted as representatives, relating to the offer and sale of the Offered Notes, including Underwriting Agreement Standard Provisions (Debt) dated September 14, 2011.

4.1	Form of Global Note for the 2016 Notes.

4.2	Form of Global Note for the 2021 Notes.

4.3	Officers’ Certificate dated September 21, 2011 establishing the Offered Notes pursuant to the Indenture.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Offered Notes issued by the Company.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).